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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         Gladstone Capital Corporation
             (Exact Name of Registrant as Specified in its Charter)

                 Maryland                                  54-2040781
 -----------------------------------------     ----------------------------------
 (State of Incorporation or Organization)     (I.R.S. Employer Identification no.)

 1750 Tysons Blvd., 4th Floor, McLean, VA                    22102
 -----------------------------------------     ----------------------------------
 (Address of principal executive offices)                  (Zip code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), please check the following box. / /

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following. /X/

        Securities Act registration statement number to which this form relates:
333-63700_______________________________________________________________________
                                                        (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

                                     None.

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $0.001 par value per share________________________________________
                                (Title of Class)

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of our capital stock," commencing at page 44 of the Prospectus included in Pre-Effective Amendment No. 2 to the Registrant's
Form N-2 Registration Statement, No 333-63700, filed with the Securities and
Exchange Commission (the "Commission") on August 10, 2001 and is incorporated herein by reference and the description contained under such caption included in the form of final prospectus subsequently filed by the Registrant pursuant to Rule 497 under the Securities Act of 1933, as amended, which form of final prospectus is also incorporated by reference herein.

ITEM 2.  EXHIBITS.

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
EXHIBIT
NUMBER                  DESCRIPTION
------------------------------------------------------------------------------------
a.1                     Articles of Incorporation (1)

a.2 Articles of Amendment and Restatement to the Articles of Incorporation (2)

b.                      Bylaws (2)

d.1                     Form of Direct Registration Transaction Advice for the
                        Company's common stock, par value $0.001 per share, the rights of holders of which are defined in Exhibits a and
                        b. (2)

d.2                     Specimen stock certificate (3)

e.                      Dividend Reinvestment Plan (2)

(1) INCORPORATED BY REFERENCE TO THE EXHIBIT OF THE SAME NUMBER FILED WITH THE REGISTRATION STATEMENT ON FORM N-2 (FILE NO. 333-63700) ON JUNE 22, 2001.

(2) INCORPORATED BY REFERENCE TO THE EXHIBIT OF THE SAME NUMBER FILED WITH PRE-EFFECTIVE AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT ON FORM N-2 (FILE NO. 333-63700) ON JULY 27, 2001.

(3) INCORPORATED BY REFERENCE TO THE EXHIBIT OF THE SAME NUMBER FILED WITH PRE-EFFECTIVE AMENDMENT NO. 3 TO THE REGISTRATION STATEMENT ON FORM N-2 (FILE NO. 333-63700) ON AUGUST 23, 2001.

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Signature

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                       GLADSTONE CAPITAL CORPORATION

Date: August 23, 2001                                  By:  /s/ DAVID GLADSTONE
                                                            -----------------------------------------
                                                            David Gladstone
                                                            Chairman and Chief Executive Officer

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Index to Exhibits

EXHIBIT
NUMBER                  DESCRIPTION
------------------------------------------------------------------------------------
a.1                     Articles of Incorporation (1)

a.2 Articles of Amendment and Restatement to the Articles of Incorporation (2)

b.                      Bylaws (2)

d.1                     Form of Direct Registration Transaction Advice for the
                        Company's common stock, par value $0.001 per share, the rights of holders of which are defined in Exhibits a and
                        b. (2)

d.2                     Specimen stock certificate (3)

e.                      Dividend Reinvestment Plan (2)

(1) INCORPORATED BY REFERENCE TO THE EXHIBIT OF THE SAME NUMBER FILED WITH THE REGISTRATION STATEMENT ON FORM N-2 (FILE NO. 333-63700) ON JUNE 22, 2001.

(2) INCORPORATED BY REFERENCE TO THE EXHIBIT OF THE SAME NUMBER FILED WITH PRE-EFFECTIVE AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT ON FORM N-2 (FILE NO. 333-63700) ON JULY 27, 2001.

(3) INCORPORATED BY REFERENCE TO THE EXHIBIT OF THE SAME NUMBER FILED WITH PRE-EFFECTIVE AMENDMENT NO. 3 TO THE REGISTRATION STATEMENT ON FORM N-2 (FILE NO. 333-63700) ON AUGUST 23, 2001.

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